UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 16, 2018 (Date of earliest event reported)
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The matters set forth below were voted upon at the 2018 Annual General Meeting of Stockholders (the “Annual Meeting”) of REVA Medical, Inc. (the “Company”) held on May 16, 2018 at 4:00 p.m. U.S. Pacific Daylight Time (which was 9:00 a.m. on May 17, 2018 Australian Eastern Standard Time). The stockholders considered 14 proposals at the meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2018 (the “Proxy Statement”). Of the 41,245,820 shares of the Company’s common stock outstanding as of the record date, 28,852,270 shares were represented at the Annual Meeting. The independent inspector of elections reported the vote of stockholders as set forth below.

1.

Election of Directors – The stockholders elected two Class II directors to hold office until the 2021 Annual General Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier death, resignation, or removal, by the following votes:

Name of Director Elected	For	Withheld	Broker Non-Votes

Robert B. Thomas	28,845,425	6,845	—
C. Raymond Larkin	28,845,425	6,845	—

2.

Election of Directors – The stockholders elected one Class I director to hold office until the 2020 Annual General Meeting of Stockholders, or until his successor is duly elected and qualified or until his earlier death, resignation, or removal, by the following votes:

Name of Director Elected	For	Withheld	Broker Non-Votes

Stephen N. Oesterle	28,845,725	6,545	—

The following individuals are continuing directors with terms expiring upon the 2019 Annual General Meeting of Stockholders:  Dr. Ross A. Breckenridge and Robert B. Stockman.

The following individuals are continuing directors with terms expiring upon the 2020 Annual General Meeting of Stockholders:  Brian H. Dovey and Regina E. Groves.

3.

Ratification of Audit Firm – The stockholders ratified the appointment of Grant Thornton LLP to serve as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. The proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes

28,802,270	—	50,000	—

4.

Approval of Issuance of Up to 10% of the Issued Capital of the Company – The stockholders approved the issuance of equity securities of up to an additional 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement, which will allow the Company to issue an aggregate of up to 25% of its issued capital without seeking stockholder approval at any time within one year of May 16, 2018, by the following votes:

For	Against	Abstain	Broker Non-Votes

28,809,353	11,533	31,384	—

5.

Advisory Vote on Frequency of Stockholder Vote on Executive Compensation – The stockholders approved, on an advisory basis, that an advisory vote on the compensation of named executive officers shall be held at an annual meeting of stockholders every year.  The votes were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain

28,100,714	399,807	351,749	—

6.

Advisory Vote on Executive Compensation – The stockholders approved, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2017, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes

23,006,402	5,781,383	64,485	—

7.

Approval of Securities Under the Company’s Amended and Restated 2010 Equity Incentive Plan — The stockholders approved the issuance and transfer of securities under the Company’s Amended and Restated 2010 Equity Incentive Plan (the “Plan”) on the terms and conditions set forth in the Proxy Statement, which will provide that the issue or transfer of securities under the Plan will be excluded from the calculation of the Company’s 15% issue capacity under ASX Listing Rule 7.1, by the following votes, disregarding any votes cast by a Director of the Company or any associate of such Directors:

For	Against	Abstain	Broker Non-Votes

22,981,284	61,533	161,459	—

8.

Grant of Stock Options – The stockholders approved the grant of 25,000 options to Dr. Ross A. Breckenridge for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes, disregarding any votes cast by a Director of the Company or any associate of such Directors:

For	Against	Abstain	Broker Non-Votes

17,389,969	13,472	5,800,835	—

9.

Grant of Stock Options – The stockholders approved the grant of 25,000 options to Brian H. Dovey for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes, disregarding any votes cast by a Director of the Company or any associate of such Directors:

For	Against	Abstain	Broker Non-Votes

17,389,969	5,782,923	31,384	—

10.

Grant of Stock Options and Restricted Stock Units – The stockholders approved the grant of 226,000 options and 114,000 restricted stock units to Regina E. Groves for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes, disregarding any votes cast by a Director of the Company or any associate of such Directors:

For	Against	Abstain	Broker Non-Votes

17,209,894	5,832,923	161,459	—

11.

Grant of Stock Options – The stockholders approved the grant of 61,095 options to C. Raymond Larkin for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes, disregarding any votes cast by a Director of the Company or any associate of such Directors:

For	Against	Abstain	Broker Non-Votes

23,159,726	13,165	31,385	—

12.

Grant of Stock Options – The stockholders approved the grant of 86,917 options to Dr. Stephen N. Oesterle for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes, disregarding any votes cast by a Director of the Company or any associate of such Directors:

For	Against	Abstain	Broker Non-Votes

23,029,651	13,165	161,460	—

13.

Grant of Stock Options – The stockholders approved the grant of 25,000 options to Robert B. Stockman for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes, disregarding any votes cast by a Director of the Company or any associate of such Directors:

For	Against	Abstain	Broker Non-Votes

23,159,726	13,165	31,385	—

14.

Grant of Stock Options – The stockholders approved the grant of 25,000 options to Robert B. Thomas for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes, disregarding any votes cast by a Director of the Company or any associate of such Directors:

For	Against	Abstain	Broker Non-Votes

23,191,110	13,165	1	—

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: May 16, 2018	/s/ Brandi L. Roberts .
Brandi L. Roberts
Chief Financial Officer
(principal financial and accounting officer)